                                                                      Exhibit 24

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ John G. Turner
                                                     ---------------------------

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ James R. Miller
                                                     ---------------------------

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ Chris D. Schreier
                                                     ---------------------------

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ Carolyn H. Baldwin
                                                     ---------------------------

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ David C. Cox
                                                     ---------------------------

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ Richard U. De Schutter
                                                     ---------------------------

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ Luella G. Goldberg
                                                     ---------------------------

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ William A. Hodder
                                                     ---------------------------

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ James J. Howard
                                                     ---------------------------

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ Randy C. James
                                                     ---------------------------

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ Richard L. Knowlton
                                                     ---------------------------

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ David A. Koch
                                                     ---------------------------

                            RELIASTAR FINANCIAL CORP.


                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company, and to file the same with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2000.



                                                     /s/ Robert C. Salipante
                                                     ---------------------------